SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                       FOR
   DEFINED STRATEGIES VARIABLE ANNUITY(R)- JACKSON NATIONAL SEPARATE ACCOUNT I
                               DATED JULY 1, 2001

The following changes apply to the prospectus listed above, as specified:

On page 9 of the prospectus for the Defined Strategies Variable Annuity, Jackson National Separate Account I the section entitled "Withdrawal Charge," should be deleted in its entirety and the following paragraphs should be added:

Withdrawal Charge. During the accumulation phase, you can make withdrawals from your contract without a Withdrawal Charge.

     o At any time during the accumulation phase, you may withdraw premiums that are not subject to a Withdrawal Charge (premiums in your annuity for seven years or longer and not previously withdrawn).

     o Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn) ("Free Withdrawal").

Withdrawals in excess of that will be charged a Withdrawal Charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The Withdrawal Charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the Withdrawal Charge is based on premiums remaining in the contract. If you make a full withdrawal you will not receive the benefit of the Free Withdrawal and the entire amount withdrawn will be subject to a Withdrawal Charge. If you withdraw only part of the value of your contract, we deduct the Withdrawal Charge from the remaining value in your contract.

Amounts allocated to an indexed fixed account option are not subject to this withdrawal charge. The Withdrawal Charge applicable to amounts held in that option is described in the supplementary materials and the endorsement.

Note: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National does not assess the Withdrawal Charge on any payments paid out as (1) income payments after the first year, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code. Withdrawals for terminal illness or other specified conditions as defined by Jackson National may not be subject to a withdrawal charge. These provisions are not available in all states.

Jackson National may reduce or eliminate the amount of the Withdrawal Charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National and a prospective purchaser. Jackson National may not deduct a Withdrawal Charge under a contract issued to an officer, director, agent or employee of Jackson National or any of its affiliates.


This Supplement is dated July 2, 2001.

(To be used with VC3652 Rev. 07/01)